                                                                 EXHIBIT 10(be)


                                ESCROW AGREEMENT



                  This ESCROW AGREEMENT (the "Agreement") is made as of the 29th day of November, 1995 by and among The Claridge Hotel and Casino Corporation (the "Buyer"), Philip J. Dion, as Trustee for the Valley of the Sun United Way (the "Seller"), and IBJ Schroder Bank & Trust Company, as escrow agent (the "Escrow Agent").

                  WHEREAS, the parties thereto have entered into an Option Agreement dated as of November 29, 1995, by and among the Buyer, The Claridge at Park Place, Incorporated, Atlantic City Boardwalk Associates, L.P.
and the Seller (the "Option Agreement"); and

                  WHEREAS, the Option Agreement provides that the Seller shall deposit with the Escrow Agent an executed instrument of assignment (the "Assignment"), which Assignment is to be held by the Escrow Agent subject to the terms and conditions contained in this Agreement; and

                  WHEREAS, the Option Agreement further provides that the Buyer shall deposit with the Escrow Agent a certified or official bank check in the amount of the Purchase Payment (as defined below), the proceeds thereof to be held by the Escrow Agent subject to the terms and conditions contained in this Agreement; and

                  WHEREAS, the Escrow Agent may also be the Trustee under the Distributing Trust (as such terms are defined in the Option Agreement).

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties agree as follows:

                  1. Appointment of Escrow Agent. The Buyer and the Seller hereby appoint the Escrow Agent to act as escrow agent for the purposes set forth in this Agreement, and the Escrow Agent hereby accepts such appointment on the terms set forth herein.

                  2. Escrow Deposit. For the purposes set forth in this Agreement, (i) the Buyer has agreed, subject to the terms and conditions of the Option Agreement, to deposit with the Escrow Agent, by certified or official bank check, an amount equal to the Purchase Price as calculated in Section 2.2 of the Option Agreement, other than the portion thereof, if any, not due under
Section 2.2(z) of the Option Agreement (the amount to be so deposited by the Buyer is referred to herein as the "Purchase Payment") and (ii) the Seller has agreed, subject to the terms and conditions of the Option Agreement, to deposit with the Escrow Agent a duly executed Assignment (together with the Purchase Payment, the "Escrow Deposit"). The Escrow Agent will be provided with written notice from the Buyer of the amount of the Purchase Payment. The Escrow Agent agrees to accept the Escrow Deposit and to hold it, together with all earnings if any on the Purchase Payment, in a separate account established and maintained by the Escrow Agent. The Escrow Deposit shall be held and distributed by the Escrow Agent as provided by the terms of this Agreement.

                  3. Receipt of Escrow Deposit. The Escrow Agent shall acknowledge receipt from the Buyer and the Seller of the Escrow Deposit, if and when the Escrow Agent receives the Escrow Deposit. Buyer confirms that the Assignment, when delivered to the Escrow Agent, will be in a form satisfactory to Buyer.

                  4. Disbursement of Escrow Deposit. The Buyer and the Seller hereby authorize, empower and direct the Escrow Agent to hold and disburse the Escrow Deposit in accordance with the provisions set forth in this Section 4:

                           (a) Upon receipt by the Escrow Agent, within 15 days
after receipt by the Escrow Agent of the Escrow Deposit, of (x) if the Escrow Agent is also the Trustee of the Distributing Trust, a distribution or distributions in the aggregate amount of $7,226,001, plus interest to the extent required by Section 2.1 of the Option Agreement, for the benefit of the Releasing Investors or (y) if the Escrow Agent is not also the Trustee of the Distributing Trust, a written notice signed by the Trustee of the Distributing Trust that a distribution or distributions in the aggregate amount of $7,226,001, plus interest to the extent required by Section 2.1 of the Option Agreement, have been received by the Trustee under the Distributing Trust, for the benefit of the Releasing Investors, the Escrow Agent promptly shall (i) deliver to the Buyer at the address given for notices in Section 10 of this Escrow Agreement the Assignment, and (ii) deliver to the Seller the Purchase Payment in accordance with the payment instructions provided to the Escrow Agent by the Seller upon deposit of the Assignment with the Escrow Agent; or

                           (b) If the Escrow Agent does not receive the written
notice described in Section 4(a) above (or, if the Escrow Agent is the Trustee under the Distributing Trust, if the Trustee has not received funds in the amount of $7,226,001, plus interest to the extent required by Section 2.1 of the Option Agreement, as provided in Section 4(a)) within 15 days after receipt by the Escrow Agent of the Escrow Deposit, the Escrow Agent promptly shall (i) return to the Seller the Assignment and (ii)return to the Buyer by certified or official bank check the Purchase Payment plus all interest accrued thereon from the date of deposit with the Escrow Agent.

                  5. Investment of Escrow Deposit. All funds collected by the Escrow Agent as part of the Escrow Deposit shall be invested in only obligations backed by the full faith and credit of the United States government, in each case that mature no later than 14 days after the Deposit Date, solely as shall be directed in writing by the Buyer.

                  6. Liability of the Escrow Agent.

                           (a) The duties of the Escrow Agent under this
Agreement will be limited to the observance of the express provisions of this Agreement. The Escrow Agent shall not be required or permitted to question the validity of any notice or any of the claims, objections, statements or other matters contained therein, and shall be entitled to rely on the statements therein. The Escrow Agent will not be subject to, or be obliged to recognize, any other agreement between the parties or directions or instructions not specifically set forth or incorporated by reference herein whether or not the Escrow Agent has knowledge thereof. The Escrow Agent shall not be required to interpret the provisions of the Option Agreement. The Escrow Agent will not make any release, payment or disbursement from or out of the Escrow Deposit that is not expressly authorized by this Escrow Agreement. The Seller and the Buyer agree that the Escrow Agent is acting solely as an escrow agent hereunder and not as a trustee, and that the Escrow Agent has no fiduciary duties, obligations or liabilities under this Agreement. The Escrow Agent will not be liable for any action taken or not taken by it under the terms of this Agreement in the absence of intentional breach of its obligations hereunder or gross negligence or willful misconduct on its part.

                           (b) All of the terms and conditions in connection
with the Escrow Agent's duties and responsibilities, and the rights of the undersigned or anyone else with respect to the Escrow Deposit, are contained solely in this Escrow Agreement and the Escrow Agent is not expected or required to be familiar with the provisions of any other writing, understanding or agreement, and shall not be charged with the observance or non-observance of the provisions of any such other writing, understanding or agreement whether or not the Escrow Agent has knowledge thereof, and no implied covenant or obligation on the part of the Escrow Agent shall be read into this Agreement; and the Escrow Agent shall not be responsible in any manner for any depreciation in the value of the Purchase Payment held in escrow or any of the items attempted to be deposited therein or the proceeds thereof, nor shall the Escrow Agent have any duty or responsibility whatsoever to take any necessary steps to preserve any rights or enforce collection of any of the items attempted to be deposited in the Escrow Deposit or the proceeds thereof by legal proceedings or otherwise.

                           (c) The Escrow Agent may act or refrain from acting
in respect of any matter referred to herein in full reliance upon and by and with the advice of independent counsel which may be selected by it, and shall be fully authorized and protected in so acting or in refraining from acting upon the advice of such counsel.

                           (d) The Escrow Agent may conclusively rely and shall
be protected in acting or refraining from acting upon any writing which may be submitted to it in connection with its duties hereunder and which is believed by it to be genuine and to have been signed or presented by the proper party or parties and shall have no liability or responsibility with respect to the form, content, execution or validity thereof and may assume and shall be protected in assuming that any person purporting to give any notice or instructions in accordance with this Escrow Agreement or in connection with any transaction to which this Escrow Agreement relates has been duly authorized to do so. The Escrow Agent shall not be obligated to make any inquiry as to the authority, capacity, existence or identity of any person purporting to have executed any such writing or have made any such signature or presentation or purporting to give any such notice or instructions.

                           (e)  The Escrow Agent is hereby authorized to comply
 with all orders, judgments, decrees or writs entered or issued by any court, and in the event the Escrow Agent obeys or complies with any such award or decision or any such order, judgment, decree or writ of any court, in whole or in part, it shall not be liable to any of the parties hereto, nor to any other person or entity, by reason of such compliance, notwithstanding that it shall be determined that any such award or decision or any such order, judgment, decree or writ be entered without jurisdiction or be invalid for any reason or be subsequently reversed, modified, annulled, satisfied or vacated. In the event that the Escrow Agent shall be uncertain as to its duties or rights under this Escrow Agreement or shall receive instructions with respect to the Escrow which, in its sole opinion, are in conflict with either other instructions received by it or any provision of this Escrow Agreement, it shall, without liability of any kind, be entitled to hold the Escrow Deposit pending the resolution of such uncertainty to the Escrow Agent's sole satisfaction, by final judgment of a court or courts of competent jurisdiction or otherwise, or the Escrow Agent, at its option, may, in final satisfaction of its duties under this Escrow Agreement, deposit the Escrow Deposit with the clerk of the United States District Court for the Southern District of New York or with the office of the clerk of the registry of any other court of competent jurisdiction.

                           (f)  The Escrow Agent shall not be required to
institute or defend any action or legal process involving any matter referred to herein which in any manner affects it or its duties or liabilities hereunder or take any other action with reference to the Escrow Deposit not specifically greed to herein.

                           (g)  The Escrow Agent shall not be responsible for
the performance of Buyer or Seller under this Escrow Agreement or any other agreement or for the completeness, correctness or accuracy of the Escrow or for any transactions between Buyer and Seller.

                           (h) The Buyer and the Seller agree to pay, and to
indemnify and save the Escrow Agent, its directors, officers, agents and employees and any person who "controls" the Escrow Agent within the meaning of
Section 15 of the Securities Act of 1933, as amended (the "Indemnified Parties"), harmless from and against, any and all claims, liabilities, judgments, reasonable attorneys' fees and other expenses of every kind and nature which may be incurred by the Indemnified Parties in any manner pertaining to, connected with or emanating from this Escrow Agreement, except for fees and expenses incurred by the Escrow Agent in connection with entering into this Escrow Agreement, which shall be paid by the Buyer pursuant to Section 8 hereof, and except to the extent that the amounts for which the Indemnified Parties wish to be reimbursed are attributable solely to the intentional breach of such Indemnified Party's obligations hereunder or to gross negligence or willful misconduct on the part of such Indemnified Party. The Escrow Agent agrees that Philip J. Dion shall have no personal liability or other obligation with respect to any agreement or obligations of the Seller under this Escrow Agreement, any such liability or obligation being payable solely out of any assets the Seller (e.g., the Trust created by the Trust Instrument (as such term is defined in the Option Agreement)) may from time to time have available therefor, it being understood that payments received by Seller pursuant to this Escrow Agreement are intended to be paid promptly by Seller to the Valley of the Sun United Way.

                           (i) Should any controversy arise between the parties
to this Agreement or between any of them and any other person or entity with respect to this Agreement, or with respect to the ownership of or the right to receive the Escrow Deposit or any portion thereof, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties. Should a bill of interpleader be instituted, or should the Escrow Agent become involved in litigation in any manner whatsoever connected with or pertaining to this Agreement or the Escrow Deposit, the Seller and the Buyer each hereby binds and obligates itself, its successors and assigns, to pay the Escrow Agent, on demand, reasonable attorneys' fees incurred by the Escrow Agent, and any other disbursements, expenses, losses, costs, and damages in connection with or resulting from such litigation, except to the extent that the amounts for which the Escrow Agent wishes to be reimbursed are attributable solely to the intentional breach of the Escrow Agent's obligations hereunder or gross negligence or willful misconduct on the part of the Escrow Agent.

                  7. Resignation of the Escrow Agent. The Escrow Agent may resign as escrow agent by giving each of the other parties hereto not less than 30 days' prior written notice of the effective date of such resignation. If on or prior to the effective date of such resignation, the Escrow Agent has not received joint written instructions from the parties hereto to deliver all cash or property in its possession under this Agreement to any successor escrow agent, it thereupon will return the Escrow Deposit in accordance with Section 4(b) of this Agreement. If on or prior to the effective date of such registration, the Escrow Agent has received such joint written instructions, the Escrow Agent will deliver all cash or property in its possession under this Agreement to such substitute or successor escrow agent. The Seller and the Buyer intend that a substitute or successor escrow agent will be appointed to fulfill the duties of the Escrow Agent hereunder for the remaining term of this Escrow Agreement in the event of the Escrow Agent's resignation, and if the Seller and the Buyer cannot agree on a substitute or successor escrow agent, they will use their best efforts to derive a procedure to appoint a substitute escrow agent. Upon delivery of the Escrow Deposit pursuant to this Section 7, the Escrow Agent shall be released from any and all liability under this Escrow Agreement. A termination under this paragraph shall in no way change the terms of this Agreement affecting reimbursement of expenses, indemnity and fees.

                  8. Fees. The Escrow Agent's fee for acting as escrow agent under this Agreement will be payable by Buyer. The Escrow Agent shall be entitled to the fees set forth in Schedule A hereto.

                  9. Termination. It is understood that the Escrow Agent on the one hand, or the Buyer and the Seller on the other hand, may terminate this Agreement at any time upon thirty days' written notice. Upon the effective date of any such termination, the Escrow Agent shall deliver the Escrow Deposit to any substitute or successor Escrow Agent as the Buyer and the Seller jointly shall determine, or, if there is no such determination, shall return the Escrow Deposit in accordance with Section 4(b) of this Agreement. This Agreement, with the exception of the terms of this Agreement affecting reimbursement of expenses, indemnity and fees, automatically shall terminate upon the delivery of the Escrow Deposit pursuant to Section 4 or Section 7 of this Agreement.

                  10. Notices. All notices, requests, instructions and demands to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be deemed effective when delivered in person or sent by facsimile, cable, telegram or telex, or by overnight delivery service, or by registered or certified mail, postage prepaid, return receipt requested, to the following addresses:

                           If to the Buyer:

                               The Claridge Hotel and Casino Corporation
                               Boardwalk & Park Place
                               Atlantic City, New Jersey  08401
                               Attention:  Frank A. Bellis, Jr., Esq.
                               Telephone:  (609) 340-3400
                               Telecopier: (609) 340-3589

                           With a copy to:

                               Rogers & Wells
                               200 Park Avenue
                               New York, New York  10166
                               Attention:  Leonard B. Mackey, Jr., Esq.
                               Telephone:  (212) 878-8489
                               Telecopier: (212) 878-8375

                           With a copy to:

                               Lowenstein, Sandler, Kohl, Fisher & Boylan, P.A. 65 Livingston Avenue
                               Roseland, New Jersey 07068
                               Attention:  Peter H. Ehrenberg, Esq.
                               Telephone:  (201) 992-8700
                               Telecopier: (201) 992-5820

                           If to the Seller to Seller:

                               c/o Del Webb Corporation
                               6001 N. 24th Street
                               Phoenix, Arizona 85016
                               Attention: Philip J. Dion
                               Telephone: (602) 808-8000
                               Telecopier: (602) 808-8097

                           With copies to:

                               Robertson Jones, Esq.
                               Del Webb Corporation
                               6001 N. 24th Street
                               Phoenix, Arizona 85016
                               Telephone: (602) 808-8009
                               Telecopier: (602) 808-8097

                         Steven A. Meiers, Esq.
                         Gibson, Dunn & Crutcher
                         333 South Grand Avenue
                         Los Angeles, CA 90071
                         Telephone: (213) 229-7356
                         Telecopier: (213) 229-7520

                         John M. Donnolly, Esq., P.C.
                         Levine, Staller, Sklar, Chan, Brodsky & Donnolly, P.A. 3030 Atlantic Avenue
                         Atlantic City, New Jersey 08401-6380
                         Telephone: (609) 347-1300
                         Telecopier: (609) 345-2473

                    If to the Escrow Agent:

                         IBJ Schroder Bank & Trust Company
                         One State Street
                         New York, New York 10004
                         Attention:  Corporate Trust and Agencies Administration
                         Telephone:  (212) 858-2529
                         Telecopier: (212) 858-2952



The parties to this Agreement may change the address to which notices or other communications are to be sent by a notice to the other given as provided in this
Section 10.

                  11. No Set-Off. The Escrow Deposit shall not be subject to any set-off, counterclaim or right of off-set by the Escrow Agent or its affiliates.

                  12. Amendment and Waiver. Except as otherwise provided herein, this Agreement may not be modified, amended or terminated, and the observance of any term hereof may not be waived (either prospectively or retroactively or generally or in a particular instance) except by an agreement in writing signed by all of the parties hereto.

                  13. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York. No assignment or transfer by any party of its rights under this Escrow Agreement or with respect to the Escrow Deposit shall be valid as against the Escrow Agent unless (a) written notice thereof shall have been given to the Escrow Agent and (b) the Escrow Agent shall have consented in writing to such assignment or transfer, which consent will not be unreasonably withheld.

                  14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                    THE CLARIDGE HOTEL AND CASINO CORPORATION

                    By:   /s/ Robert M. Renneisen
                          ------------------------------
                    Name: Robert M. Renneisen
                    Title: President/Chief Executive Officer


                    PHILIP J. DION, AS TRUSTEE FOR VALLEY OF THE SUN UNITED
                    WAY
                          ------------------------------
                    By:   /s/ Philip J. Dion




                    IBJ SCHRODER BANK & TRUST COMPANY

                    By:    /s/ Barbara McCluskey
                          ------------------------------
                    Name: Barbara McCluskey
                    Title: Assitant Vice President

                                   SCHEDULE A



                           ESCROW AGENCY FEE SCHEDULE

         Initial Acceptance Fee ...........................................................................................$1,500.00
                  For review of the documents and set up of the Escrow Account, payable upon execution of the Agreement.

         Annual Administration Fee.........................................................................................$2,000.00
                  For administration of the Escrow Account, payable in advance upon execution of the
                  Agreement and on each anniversary date thereafter as long as the Agreement remains in effect.



                                                            ACTIVITY FEES
                                                     (To The Extent Applicable)


         For each wire transfer made .........................................................................................$25.00

         For processing checks returned as uncollectible......................................................................$10.00

         For each investment transaction (purchase/sale/collection)...........................................................$50.00

         Incidental or Extraordinary Services:
                  Charges for services of this nature will be based on an analysis of the work to be provided.

         Out-of-Pocket Expense:
                  The above fees do not include out-of-pocket expenses that include, but are not limited to, postage, stationery, fees and expenses of counsel, telephone, messenger, overtime, insurance, etc.